                                   EXHIBIT 13b

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          FS VARIABLE SEPARATE ACCOUNT

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

            P (1 + T) (n) = ERV

            P = a hypothetical initial purchase payment of $1,000

            T = average annual total return for the period in question

            n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I. FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED 1-YEAR RETURNS (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $689.09     $1,003.42        $693.59       $993.95       $669.47         $604.31       $837.70         $624.30
One Year
 Total Return      -31.09%         0.34%        -30.64%        -0.61%       -33.05%         -39.57%       -16.23%         -37.57%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $984.89       $747.27        $847.87       $841.96       $717.75             N/A       $969.65         $648.25
One Year
 Total Return       -1.51%       -25.27%        -15.21%       -15.80%       -28.22%             N/A        -3.03%         -35.18%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth*    Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $635.97       $704.18        $521.03       $854.37       $631.63         $706.73           N/A         $705.70
One Year
 Total Return      -36.40%       -29.58%        -47.90%       -14.56%       -36.84%         -29.33%           N/A         -29.43%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value*       Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $448.31       $864.14        $652.13       $972.05           N/A         $762.95       $427.38         $678.67
One Year
 Total Return      -55.17%       -13.59%        -34.79%        -2.79%           N/A         -23.71%       -57.26%         -32.13%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT*    Comstock VK*    Growth VK*    Income VK*        AFS*       Growth AFS*        AFS*
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $908.17           N/A            N/A           N/A           N/A             N/A           N/A             N/A
One Year
 Total Return       -9.18%           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00


* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II. FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED 5-YEAR RETURNS (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

                 ANNUAL RETURN = (FUND VALUE / 1000)/\(1/5) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,026.83     $1,044.87        $993.87     $1,059.87       $964.03         $968.04       $977.83             N/A
Five Year
 Total Return        2.68%         4.49%         -0.61%         5.99%        -3.60%          -3.20%        -2.22%             N/A
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,023.20       $988.59            N/A       $926.43       $976.17             N/A     $1,034.60         $930.38
Five Year
 Total Return        2.32%        -1.14%            N/A        -7.36%        -2.38%             N/A         3.46%          -6.96%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth*    Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value             N/A       $982.14            N/A       $941.27       $892.77         $944.44           N/A         $955.32
Five Year
 Total Return          N/A        -1.79%            N/A        -5.87%       -10.72%          -5.56%           N/A          -4.47%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value*       Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value             N/A     $1,041.60        $930.88       $992.12           N/A         $977.23           N/A         $904.11
Five Year
 Total Return          N/A         4.16%         -6.91%        -0.79%           N/A          -2.28%           N/A          -9.59%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT*    Comstock VK*    Growth VK*    Income VK*        AFS*       Growth AFS*        AFS*
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $959.79           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Five Year
 Total Return       -4.02%           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00


* Standardized 5-year returns for these portfolios are not available because the

IV. FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED LIFETIME RETURNS (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      FUND VALUE = 1000 (31 - DECEMBER - 2002 / INCEPTION DATE UNIT VALUE)

              ANNUAL RETURN = (FUND VALUE / 1000)/\(1/PERIOD) - 1

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,108.66     $1,056.88      $1,082.67     $1,051.87       $997.10       $1,084.63     $1,051.11         $688.81
Annualized
 Total Return
 Since
 Inception          10.87%         5.69%          8.27%         5.19%        -0.29%           8.46%         5.11%         -31.12%
Period Years          7.74          7.67           7.74          7.59          6.58            7.74          7.69            1.99

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value** Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,045.78     $1,089.56        $974.12       $902.16     $1,035.56             N/A     $1,057.83       $1,003.18
Annualized
 Total Return
 Since
 Inception           4.58%         8.96%         -2.59%        -9.78%         3.56%             N/A         5.78%           0.32%
Period Years          7.73          7.74           3.20          5.56          6.58            0.08          7.67            7.62

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth**   Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $690.08     $1,081.36        $567.49     $1,001.63       $961.77         $957.84           N/A       $1,042.15
Annualized
 Total Return
 Since
 Inception         -30.99%         8.14%        -43.25%         0.16%        -3.82%          -4.22%           N/A           4.22%
Period Years          1.98          7.73           1.90          7.65          7.73            5.56          0.08            7.74

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value**      Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $831.07     $1,078.47      $1,034.91     $1,023.84           N/A       $1,030.70       $415.61         $973.23
Annualized
 Total Return
 Since
 Inception         -16.89%         7.85%          3.49%         2.38%           N/A           3.07%       -58.44%          -2.68%
Period Years          3.20          7.65           7.74          5.58          0.08            6.58          1.95            6.58

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT**   Comstock VK**   Growth VK**   Income VK**       AFS**      Growth AFS**       AFS**
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,040.30           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Annualized
 Total Return
 Since
 Inception           4.03%           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Period Years          7.67          0.08           0.08          0.08          0.08            0.08          0.08            0.08


* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

** The "Annualized Total Return Since Inception" is not available because these portfolios have not existed for a full calendar quarter.

IV.   CALCULATION OF STANDARDIZED ANNUAL RETURN

      UNIT VALUES: (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            04/06/95      05/03/95       04/06/95      05/30/95      06/03/96        04/06/95      04/24/95        01/04/01
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $11.09        $10.57         $10.83        $10.52         $9.97          $10.85        $10.51           $6.89

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value   Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            04/12/95      04/06/95       10/19/99      06/12/97      06/03/96        12/02/02      05/02/95        05/22/95
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $10.46        $10.90          $9.74         $9.02        $10.36          $11.30        $10.58          $10.03

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth     Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            01/09/01      04/12/95       02/07/01      05/08/95      04/12/95        06/09/97      12/02/02        04/06/95
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002           $6.90        $10.81          $5.67        $10.02         $9.62           $9.58         $8.31          $10.42

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value        Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            10/19/99      05/08/95       04/06/95      06/02/97      12/02/02        06/03/96      01/19/01        06/03/96
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002           $8.31        $10.78         $10.35        $10.24         $9.42          $10.31         $4.16           $9.73

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK     Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            05/02/95      12/02/02       12/02/02      12/02/02      12/02/02        12/02/02      12/02/02        12/02/02
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $10.40        $10.95          $9.60        $10.71        $10.61          $10.42        $11.18          $11.06

I. FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED 1-YEAR RETURNS (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $684.28     $1,004.90        $688.89       $995.24       $664.26         $597.81       $835.86         $618.20
One Year
 Total Return      -31.57%         0.49%        -31.11%        -0.48%       -33.57%         -40.22%       -16.41%         -38.18%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $986.00       $743.63        $846.23       $840.21       $713.52             N/A       $970.47         $642.62
One Year
 Total Return       -1.40%       -25.64%        -15.38%       -15.98%       -28.65%             N/A        -2.95%         -35.74%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth*    Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $630.10       $699.67        $512.86       $852.88       $625.67         $702.26           N/A         $701.23
One Year
 Total Return      -36.99%       -30.03%        -48.71%       -14.71%       -37.43%         -29.77%           N/A         -29.88%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value*       Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $438.69       $862.83        $646.58       $972.92           N/A         $759.62       $417.34         $673.65
One Year
 Total Return      -56.13%       -13.72%        -35.34%        -2.71%           N/A         -24.04%       -58.27%         -32.64%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT*    Comstock VK*    Growth VK*    Income VK*        AFS*       Growth AFS*        AFS*
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $907.75           N/A            N/A           N/A           N/A             N/A           N/A             N/A
One Year
 Total Return       -9.23%           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00


* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II. FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED 5-YEAR RETURNS (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/5) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth*
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,025.65     $1,044.13        $991.82     $1,059.46       $961.07         $965.21       $975.31             N/A
Five Year
 Total Return        2.57%         4.41%         -0.82%         5.95%        -3.89%          -3.48%        -2.47%             N/A
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street*       Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,021.94       $986.39            N/A       $922.12       $973.60             N/A     $1,033.62         $926.23
Five Year
 Total Return        2.19%        -1.36%            N/A        -7.79%        -2.64%             N/A         3.36%          -7.38%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research*      Income     Opportunities*     Bond        Equities         Income        Growth*    Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value             N/A       $979.75            N/A       $937.54       $887.02         $940.82           N/A         $952.07
Five Year
 Total Return          N/A        -2.03%            N/A        -6.25%       -11.30%          -5.92%           N/A          -4.79%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth*        Return         Voyager     Real Estate   Cap Value*       Balanced     Technology*  Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value             N/A     $1,040.79        $926.74       $990.05           N/A         $974.69           N/A         $898.87
Five Year
 Total Return          N/A         4.08%         -7.33%        -1.00%           N/A          -2.53%           N/A         -10.11%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT*    Comstock VK*    Growth VK*    Income VK*        AFS*       Growth AFS*        AFS*
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $956.69           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Five Year
 Total Return       -4.33%           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00


* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

IV. FS VARIABLE SEPARATE ACCOUNT: STANDARDIZED LIFETIME RETURNS (WITH THE PRINCIPAL REWARDS PROGRAM)

      FUND VALUE = 1000 (31 - DECEMBER - 2002 / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) /\ (1/PERIOD) - 1

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,109.59     $1,056.94      $1,083.21     $1,051.82       $995.54       $1,085.20     $1,051.06         $674.67
Annualized
 Total Return
 Since
 Inception          10.96%         5.69%          8.32%         5.18%        -0.45%           8.52%         5.11%         -32.53%
Period Years          7.74          7.67           7.74          7.59          6.58            7.74          7.69            1.99

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value** Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------- -----------  ---------------
Fund Value       $1,045.62     $1,090.21        $970.54       $896.83     $1,034.99             N/A     $1,057.92       $1,001.96
Annualized
 Total Return
 Since
 Inception           4.56%         9.02%         -2.95%       -10.32%         3.50%             N/A         5.79%           0.20%
Period Years          7.73          7.74           3.20          5.56          6.58            0.08          7.67            7.62

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth**   Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $676.01     $1,081.87        $547.95     $1,000.38       $959.20         $954.80           N/A       $1,041.92
Annualized
 Total Return
 Since
 Inception         -32.40%         8.19%        -45.20%         0.04%        -4.08%          -4.52%           N/A           4.19%
Period Years          1.98          7.73           1.90          7.65          7.73            5.56          0.08            7.74

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value**      Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $822.47     $1,078.93      $1,034.52     $1,022.77           N/A       $1,030.02       $384.84         $970.91
Annualized
 Total Return
 Since
 Inception         -17.75%         7.89%          3.45%         2.28%           N/A           3.00%       -61.52%          -2.91%
Period Years          3.20          7.65           7.74          5.58          0.08            6.58          1.95            6.58

                 Worldwide     Growth And                    Emerging     Growth And    Global Growth                Growth - Income
                High Income   Income LAT**   Comstock VK**  Growth VK**   Income VK**       AFS**       Growth AFS**      AFS**
               ------------  -------------  --------------  -----------  -------------  --------------  ------------ ---------------
Fund Value       $1,040.01           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Annualized
 Total Return
 Since
 Inception           4.00%           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Period Years          7.67          0.08           0.08          0.08          0.08            0.08          0.08            0.08


* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

** The "Annualized Total Return Since Inception" is not available because these portfolios have not existed for a full calendar quarter.

IV.   CALCULATION OF STANDARDIZED ANNUAL RETURN

      UNIT VALUES: (WITH THE PRINCIPAL REWARDS PROGRAM)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            04/06/95      05/03/95       04/06/95      05/30/95      06/03/96        04/06/95      04/24/95        01/04/01
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $11.10        $10.57         $10.83        $10.52         $9.96          $10.85        $10.51           $6.75

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value   Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            04/12/95      04/06/95       10/19/99      06/12/97      06/03/96        12/02/02      05/02/95        05/22/95
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $10.46        $10.90          $9.71         $8.97        $10.35           $8.69        $10.58          $10.02

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth     Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            01/09/01      04/12/95       02/07/01      05/08/95      04/12/95        06/09/97      12/02/02        04/06/95
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002           $6.76        $10.82          $5.48        $10.00         $9.59           $9.55         $8.22          $10.42

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value        Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            10/19/99      05/08/95       04/06/95      06/02/97      12/02/02        06/03/96      01/19/01        06/03/96
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002           $8.22        $10.79         $10.35        $10.23         $9.42          $10.30         $3.85           $9.71

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK     Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            05/02/95      12/02/02       12/02/02      12/02/02      12/02/02        12/02/02      12/02/02        12/02/02
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $10.40        $10.97          $9.57        $10.72        $10.61          $10.42        $11.20          $11.07

I. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 1-YEAR RETURNS (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $689.09     $1,003.42        $693.59       $993.95       $669.47         $604.31       $837.70         $624.30
One Year
 Total Return      -31.09%         0.34%        -30.64%        -0.61%       -33.05%         -39.57%       -16.23%         -37.57%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $984.89       $747.27        $847.87       $841.96       $717.75             N/A       $969.65         $648.25
One Year
 Total Return       -1.51%       -25.27%        -15.21%       -15.80%       -28.22%             N/A        -3.03%         -35.18%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth     Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $635.97       $704.18        $521.03       $854.37       $631.63         $706.73       $801.06         $705.70
One Year
 Total Return      -36.40%       -29.58%        -47.90%       -14.56%       -36.84%         -29.33%       -19.89%         -29.43%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value*       Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $448.31       $864.14        $652.13       $972.05           N/A         $762.95       $427.38         $678.67
One Year
 Total Return      -55.17%       -13.59%        -34.79%        -2.79%           N/A         -23.71%       -57.26%         -32.13%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK     Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $908.17       $737.18        $722.14       $592.25       $768.35         $770.27       $673.77         $733.94
One Year
 Total Return       -9.18%       -26.28%        -27.79%       -40.77%       -23.17%         -22.97%       -32.62%         -26.61%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00


* 1-year returns for these portfolios are not available because the portfolios were not available for one full year.

II. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 5-YEAR RETURNS (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) /\ (1/5) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth*
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,026.83     $1,044.87        $993.87     $1,059.87       $964.03         $968.04       $977.83             N/A
Five Year
 Total Return        2.68%         4.49%         -0.61%         5.99%        -3.60%          -3.20%        -2.22%             N/A
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street*       Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,023.20       $988.59            N/A       $926.43       $976.17             N/A     $1,034.60         $930.38
Five Year
 Total Return        2.32%        -1.14%            N/A        -7.36%        -2.38%             N/A         3.46%          -6.96%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research*      Income     Opportunities*     Bond        Equities         Income        Growth*    Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value             N/A       $982.14            N/A       $941.27       $892.77         $944.44           N/A         $955.32
Five Year
 Total Return          N/A        -1.79%            N/A        -5.87%       -10.72%          -5.56%           N/A          -4.47%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth*        Return         Voyager     Real Estate   Cap Value*       Balanced     Technology*  Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value             N/A     $1,041.60        $930.88       $992.12           N/A         $977.23           N/A         $904.11
Five Year
 Total Return          N/A         4.16%         -6.91%        -0.79%           N/A          -2.28%           N/A          -9.59%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK*    Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $959.79     $1,009.50            N/A     $1,007.05     $1,029.15       $1,031.68     $1,043.91       $1,012.96
Five Year
 Total Return       -4.02%         0.95%            N/A         0.71%         2.91%           3.17%         4.39%           1.30%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00


* 5-year returns for these portfolios are not available because the portfolios were not available for five full years.

III. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 10-YEAR RETURNS (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) /\(1/10) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance       Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth*          Growth*   Allocation*      Growth*
               ------------  -------------  --------------  -----------  -------------  -------------- ------------ ----------------
Fund Value       $1,101.30     $1,051.15      $1,067.92     $1,077.28           N/A             N/A          N/A             N/A
Ten Year
 Total Return       10.13%         5.12%          6.79%         7.73%           N/A             N/A          N/A             N/A
Period Years         10.00         10.00          10.00         10.00         10.00           10.00        10.00           10.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond*          Value*        Street*       Markets*      Leaders*    Foreign Value* Global Bond* Global Equities*
               ------------  -------------  --------------  -----------  -------------  -------------- ------------ ----------------
Fund Value             N/A           N/A            N/A           N/A           N/A             N/A          N/A             N/A
Ten Year
 Total Return          N/A           N/A            N/A           N/A           N/A             N/A          N/A             N/A
Period Years         10.00         10.00          10.00         10.00         10.00           10.00        10.00           10.00

                  Goldman                                                International  International                    MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And     Marsico     Massachusetts
                  Research*      Income*    Opportunities*     Bond*       Equities*        Income*      Growth*    Investors Trust*
               ------------  -------------  --------------  -----------  -------------  -------------- ------------ ----------------
Fund Value             N/A           N/A            N/A           N/A           N/A             N/A          N/A             N/A
Ten Year
 Total Return          N/A           N/A            N/A           N/A           N/A             N/A          N/A             N/A
Period Years         10.00         10.00          10.00         10.00         10.00           10.00        10.00           10.00

                MFS Mid-Cap    MFS Total    Putnam Growth:     Real      Small & Mid-     Sunamerica
                  Growth*        Return*        Voyager*      Estate*     Cap Value*       Balanced*   Technology*  Telecom Utility*
               ------------  -------------  --------------  -----------  -------------  -------------- ------------ ----------------
Fund Value             N/A           N/A            N/A           N/A           N/A             N/A          N/A             N/A
Ten Year
 Total Return          N/A           N/A            N/A           N/A           N/A             N/A          N/A             N/A
Period Years         10.00         10.00          10.00         10.00         10.00           10.00        10.00           10.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth               Growth - Income
               High Income*   Income LAT     Comstock VK*    Growth VK*    Income VK*        AFS*      Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  -------------- ------------ ----------------
Fund Value             N/A     $1,085.46            N/A           N/A           N/A             N/A    $1,102.68       $1,085.57
Ten Year
 Total Return          N/A         8.55%            N/A           N/A           N/A             N/A       10.27%           8.56%
Period Years         10.00         10.00          10.00         10.00         10.00           10.00        10.00           10.00


* 10-year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL LIFETIME RETURNS (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

      FUND VALUE = 1000 (31 - DECEMBER - 2002 / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/PERIOD) - 1

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,105.00     $1,070.92      $1,092.81     $1,057.76       $997.10       $1,080.14     $1,053.96         $703.65
Annualized
 Total Return
 Since
 Inception          10.50%         7.09%          9.28%         5.78%        -0.29%           8.01%         5.40%         -29.64%
Period Years         15.79         18.33          18.33         15.00          6.58            9.90          9.51            2.49

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,038.67     $1,095.11        $966.07       $903.45     $1,035.56         $870.29     $1,049.68       $1,020.33
Annualized
 Total Return
 Since
 Inception           3.87%         9.51%         -3.39%        -9.65%         3.56%         -12.97%         4.97%           2.03%
Period Years          9.51          8.18           4.75          5.58          6.58            0.42          9.51            9.90

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth     Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $727.85     $1,073.95        $608.57     $1,011.94       $956.93         $961.17       $830.78       $1,038.21
Annualized
 Total Return
 Since
 Inception         -27.21%         7.40%        -39.14%         1.19%        -4.31%          -3.88%       -16.92%           3.82%
Period Years          2.49          9.90           2.49          9.90          8.18            5.58          2.01            9.90

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value*       Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $891.53     $1,084.37      $1,030.10     $1,023.84       $941.79       $1,030.70       $427.50         $973.23
Annualized
 Total Return
 Since
 Inception         -10.85%         8.44%          3.01%         2.38%        -5.82%           3.07%       -57.25%          -2.68%
Period Years          3.75          8.18           9.90          5.58          0.42            6.58          2.49            6.58

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK     Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,039.04     $1,095.03        $960.12     $1,071.26     $1,060.79       $1,042.22     $1,118.41       $1,105.45
Annualized
 Total Return
 Since
 Inception           3.90%         9.50%         -3.99%         7.13%         6.08%           4.22%        11.84%          10.55%
Period Years          8.18         13.06           3.67          7.50          6.02            5.67         18.91           18.91


* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.   CALCULATION OF HYPOTHETICAL ANNUAL RETURN

      UNIT VALUES: (WITHOUT THE PRINCIPAL REWARDS PROGRAM)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            03/23/87      09/05/84       09/05/84      01/04/88      06/03/96        02/09/93      07/01/93        07/05/00
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $11.05        $10.71         $10.93        $10.58         $9.97          $10.80        $10.54           $7.04

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value   Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            07/01/93      10/28/94       04/01/98      06/02/97      06/03/96        08/01/02      07/01/93        02/09/93
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $10.39        $10.95          $9.66         $9.03        $10.36           $8.70        $10.50          $10.20

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth     Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            07/05/00      02/09/93       07/05/00      02/09/93      10/28/94        06/02/97      12/29/00        02/09/93
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002           $7.28        $10.74          $6.09        $10.12         $9.57           $9.61         $8.31          $10.38

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value        Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            04/01/99      10/28/94       02/09/93      06/02/97      08/01/02        06/03/96      07/05/00        06/03/96
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002           $8.92        $10.84         $10.30        $10.24         $9.42          $10.31         $4.28           $9.73

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK     Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            10/28/94      12/11/89       04/30/99      07/03/95      12/23/96        04/30/97      02/08/84        02/08/84
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $10.39        $10.95          $9.60        $10.71        $10.61          $10.42        $11.18          $11.05

I. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 1-YEAR RETURNS (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $684.28     $1,004.90        $688.89       $995.24       $664.26         $597.81       $835.86         $618.20
One Year
 Total Return      -31.57%         0.49%        -31.11%        -0.48%       -33.57%         -40.22%       -16.41%         -38.18%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $986.00       $743.63        $846.23       $840.21       $713.52             N/A       $970.47         $642.62
One Year
 Total Return       -1.40%       -25.64%        -15.38%       -15.98%       -28.65%             N/A        -2.95%         -35.74%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth     Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $630.10       $699.67        $512.86       $852.88       $625.67         $702.26       $798.49         $701.23
One Year
 Total Return      -36.99%       -30.03%        -48.71%       -14.71%       -37.43%         -29.77%       -20.15%         -29.88%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value*       Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $438.69       $862.83        $646.58       $972.92           N/A         $759.62       $417.34         $673.65
One Year
 Total Return      -56.13%       -13.72%        -35.34%        -2.71%           N/A         -24.04%       -58.27%         -32.64%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK     Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $907.75       $733.33        $718.00       $585.52       $765.13         $767.08       $668.65         $730.02
One Year
 Total Return       -9.23%       -26.67%        -28.20%       -41.45%       -23.49%         -23.29%       -33.13%         -27.00%
Period Years          1.00          1.00           1.00          1.00          1.00            1.00          1.00            1.00


* 1-year returns for these portfolios are not available because the portfolios were not available for one full year.

II. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 5-YEAR RETURNS (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/5) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth*
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,025.65     $1,044.13        $991.82     $1,059.46       $961.07         $965.21       $975.31             N/A
Five Year
 Total Return        2.57%         4.41%         -0.82%         5.95%        -3.89%          -3.48%        -2.47%             N/A
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street*       Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,021.94       $986.39            N/A       $922.12       $973.60             N/A     $1,033.62         $926.23
Five Year
 Total Return        2.19%        -1.36%            N/A        -7.79%        -2.64%             N/A         3.36%          -7.38%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                 Research*      Income      Opportunities*     Bond        Equities         Income        Growth*    Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value             N/A       $979.75            N/A       $937.54       $887.02         $940.82           N/A         $952.07
Five Year
 Total Return          N/A        -2.03%            N/A        -6.25%       -11.30%          -5.92%           N/A          -4.79%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth*        Return         Voyager     Real Estate   Cap Value*       Balanced     Technology*  Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value             N/A     $1,040.79        $926.74       $990.05           N/A         $974.69           N/A         $898.87
Five Year
 Total Return          N/A         4.08%         -7.33%        -1.00%           N/A          -2.53%           N/A         -10.11%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK*    Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $956.69     $1,007.88            N/A     $1,005.37     $1,028.03       $1,030.63     $1,043.15       $1,011.44
Five Year
 Total Return       -4.33%         0.79%            N/A         0.54%         2.80%           3.06%         4.31%           1.14%
Period Years          5.00          5.00           5.00          5.00          5.00            5.00          5.00            5.00


* 5-year returns for these portfolios are not available because the portfolios were not available for five full years.

III. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 10-YEAR RETURNS (WITH THE PRINCIPAL REWARDS PROGRAM)

      CALCULATION OF ANNUAL RETURN

      FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/10) - 1

      UNIT VALUES - (NOT APPLICABLE)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth*         Growth*     Allocation*      Growth*
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,103.49     $1,053.25      $1,070.05     $1,079.42           N/A             N/A           N/A             N/A
Ten Year
 Total Return       10.35%         5.32%          7.01%         7.94%           N/A             N/A           N/A             N/A
Period Years         10.00         10.00          10.00         10.00         10.00           10.00         10.00           10.00

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond*          Value*        Street*      Markets*      Leaders*     Foreign Value* Global Bond* Global Equities*
               ------------  -------------  --------------  -----------  -------------  -------------- -----------  ----------------
Fund Value             N/A           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Ten Year
 Total Return          N/A           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Period Years         10.00         10.00          10.00         10.00         10.00           10.00         10.00           10.00

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico    Massachusetts
                 Research*      Income*     Opportunities*     Bond*       Equities*        Income*       Growth*   Investors Trust*
               ------------  -------------  --------------  -----------  -------------  --------------  ----------- ---------------
Fund Value             N/A           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Ten Year
 Total Return          N/A           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Period Years         10.00         10.00          10.00         10.00         10.00           10.00         10.00           10.00

                MFS Mid-Cap    MFS Total    Putnam Growth:                Small & Mid-    Sunamerica
                  Growth*       Return*        Voyager*     Real Estate*   Cap Value*      Balanced*   Technology*  Telecom Utility*
               ------------  -------------  --------------  ------------  ------------- -------------- -----------  ----------------
Fund Value             N/A           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Ten Year
 Total Return          N/A           N/A            N/A           N/A           N/A             N/A           N/A             N/A
Period Years         10.00         10.00          10.00         10.00         10.00           10.00         10.00           10.00

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income*   Income LAT     Comstock VK*    Growth VK*    Income VK*        AFS*       Growth AFS         AFS
               -------------  -------------  --------------  -----------  -------------  --------------  ----------  ---------------
Fund Value             N/A     $1,087.62            N/A           N/A           N/A             N/A     $1,104.88       $1,087.74
Ten Year
 Total Return          N/A         8.76%            N/A           N/A           N/A             N/A        10.49%           8.77%
Period Years         10.00         10.00          10.00         10.00         10.00           10.00         10.00           10.00


* 10-year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV. FS VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL LIFETIME RETURNS (WITH THE PRINCIPAL REWARDS PROGRAM)

      FUND VALUE = 1000 (31 - DECEMBER - 2002 / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)/\(1/PERIOD) - 1

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,106.42     $1,072.10      $1,094.01     $1,059.17       $995.54       $1,082.31     $1,056.17         $689.44
Annualized
 Total Return
 Since
 Inception          10.64%         7.21%          9.40%         5.92%        -0.45%           8.23%         5.62%         -31.06%
Period Years         15.79         18.33          18.33         15.00          6.58            9.90          9.51            2.49

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value*  Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value       $1,040.85     $1,096.51        $963.09       $898.19     $1,034.99         $869.10     $1,051.89       $1,022.39
Annualized
 Total Return
 Since
 Inception           4.09%         9.65%         -3.69%       -10.18%         3.50%         -13.09%         5.19%           2.24%
Period Years          9.51          8.18           4.75         5.58           6.58            0.42          9.51            9.90

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth     Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $714.84     $1,076.11        $588.58     $1,013.98       $955.93         $958.25       $821.60       $1,040.30
Annualized
 Total Return
 Since
 Inception         -28.52%         7.61%        -41.14%         1.40%        -4.41%          -4.17%       -17.84%           4.03%
Period Years          2.49          9.90           2.49          9.90          8.18            5.58          2.01            9.90

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value*       Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Fund Value         $885.56     $1,085.66      $1,032.17     $1,022.77       $942.03       $1,030.02       $386.82         $970.91
Annualized
 Total Return
 Since
 Inception         -11.44%         8.57%          3.22%         2.28%        -5.80%           3.00%       -61.32%          -2.91%
Period Years          3.75          8.18           9.90          5.58          0.42            6.58          2.49            6.58

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK     Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  ------------   --------------  -----------  -------------  --------------  ----------   ---------------
Fund Value       $1,039.73     $1,096.71        $956.47     $1,071.57     $1,060.65       $1,041.60     $1,119.59       $1,106.62
Annualized
 Total Return
 Since
 Inception           3.97%         9.67%         -4.35%         7.16%         6.06%           4.16%        11.96%          10.66%
Period Years          8.18         13.06           3.67          7.50          6.02            5.67         18.91           18.91


* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.   CALCULATION OF HYPOTHETICAL ANNUAL RETURN

      UNIT VALUES: (WITH THE PRINCIPAL REWARDS PROGRAM)

                  Capital     Government &                    Natural     Aggressive       Alliance        Asset        Blue Chip
               Appreciation   Quality Bond      Growth       Resources      Growth           Growth     Allocation       Growth
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            03/23/87      09/05/84       09/05/84      01/04/88      06/03/96        02/09/93      07/01/93        07/05/00
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $11.06        $10.72         $10.94        $10.59         $9.96          $10.82        $10.56           $6.89

                                                                           Federated
                 Corporate   Davis Venture   Dogs Of Wall    Emerging      American
                   Bond           Value         Street        Markets       Leaders     Foreign Value   Global Bond  Global Equities
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            07/01/93      10/28/94       04/01/98      06/02/97      06/03/96        08/01/02      07/01/93        02/09/93
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $10.41        $10.97          $9.63         $8.98        $10.35           $8.69        $10.52          $10.22

                  Goldman                                                International  International                     MFS
                   Sachs        Growth -        Growth      High-Yield    Diversified     Growth And      Marsico     Massachusetts
                  Research       Income     Opportunities      Bond        Equities         Income        Growth     Investors Trust
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            07/05/00      02/09/93       07/05/00      02/09/93      10/28/94        06/02/97      12/29/00        02/09/93
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002           $7.15        $10.76          $5.89        $10.14         $9.56           $9.58         $8.22          $10.40

                MFS Mid-Cap    MFS Total    Putnam Growth:               Small & Mid-     Sunamerica
                  Growth         Return         Voyager     Real Estate   Cap Value        Balanced     Technology   Telecom Utility
               ------------  -------------  --------------  -----------  -------------  --------------  -----------  ---------------
Inception
 Dates            04/01/99      10/28/94       02/09/93      06/02/97      08/01/02        06/03/96      07/05/00        06/03/96
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002           $8.86        $10.86         $10.32        $10.23         $9.42          $10.30         $3.87           $9.71

                 Worldwide     Growth And                     Emerging     Growth And   Global Growth                Growth - Income
                High Income   Income LAT     Comstock VK     Growth VK     Income VK         AFS        Growth AFS         AFS
               ------------  -------------  --------------  -----------  -------------  --------------  ----------   ---------------
Inception
 Dates            10/28/94      12/11/89       04/30/99      07/03/95      12/23/96        04/30/97      02/08/84        02/08/84
Inception
 Date Unit
 Value              $10.00        $10.00         $10.00        $10.00        $10.00          $10.00        $10.00          $10.00
12/31/2002          $10.40        $10.97          $9.56        $10.72        $10.61          $10.42        $11.20          $11.07